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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated September 9, 2003 relating to the financial statements of Poweready, Inc. which appears in Xicor, Inc.'s Form 8-K filed on February 23, 2004.

/s/ Nation Smith Hermes Diamond
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San Diego, California
February 23, 2004